UNITED STATES

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, For Use Commission Only (as of the permitted by Rule 14a-6(e) (2))
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Section 240. 14a-12

Hudson Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

(4) Proposed maximum aggregate value of transaction:

(5) Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

EXPLANATORY NOTE

The proxy card was inadvertently omitted from Hudson Technologies, Inc.’s Definitive Proxy Statement on Schedule 14A (EDGAR type “DEF 14A”) filed with the Securities and Exchange Commission on July 29, 2013.  The following is the proxy card being mailed to Hudson Technologies, Inc.’s shareholders with the proxy statement. The proxy card being mailed to shareholders was correct. This Form DEFR14A is filed solely to correct the EDGAR version of the DEF 14A so that it also reflects the mailing of the proxy card to shareholders.

HUDSON TECHNOLOGIES, INC.

PO Box 1541, One Blue Hill Plaza

Pearl River, New York 10965

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON AUGUST 27, 2013

The Company’s proxy statement, and Annual Report to Shareholders, including the Annual Report on Form 10-K for the year ended December 31, 2012, are available on line at http://hudsontech.investorroom.com.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 27, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints KEVIN J. ZUGIBE and STEPHEN P. MANDRACCHIA, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the "Company") on Tuesday, August 27, 2013, at 10:00 AM, at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.	To elect a class of three directors to the Board of Directors: NOMINEES:

01) Vincent P. Abbatecola	☐	FOR all nominees listed to the left
02) Brian F. Coleman 03) Otto C. Morch		(except as marked to the contrary below).

	☐	WITHHOLD AUTHORITY
to vote for all nominees listed to the left.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

2.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve, by non-binding advisory vote, the frequency of future advisory votes on the resolution approving named executive officer compensation.

☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN

4.	To ratify the appointment of BDO USA, LLP as independent registered public accountants for the fiscal year ending December 31, 2013.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(Continued and to be signed on reverse side)

5.       In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES, “FOR” 1 YEAR ON PROPOSAL 3 AND “FOR” THE OTHER PROPOSALS LISTED ABOVE.

DATED: ________________________________, 2013
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature if held jointly

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.